UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

IT’S BURGER TIME RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52901	16-0383696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West Main Street, West Fargo, ND	58078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 277-0080

Former Name: Pretoria Resources Two, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

On June 26, 2015, It’s Burger Time Restaurant Group, Inc. (the “Registrant”) appointed Boulay PLLP ("Boulay") as the Registrant’s independent registered public accounting firm and dismissed George Stewart, CPA (“Stewart”) as the Registrant’s independent registered public accounting firm. Boulay was the independent registered public accounting firm for BTND prior to that company’s acquisition by the Registrant in April 2015 and audited BTND’s financial statements for the years ended December 29, 2013 and December 28, 2014. The decision to appoint Boulay and dismiss Stewart was recommended, and subsequently approved, by our board of directors.

The report of Stewart on the Registrant’s financial statements as of and for the years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles but did include an explanatory paragraph which noted that there was substantial doubt as to the Registrant’s ability to continue as a going concern.

In connection with the audit of the Registrant’s financial statements for the years ended December 31, 2013 and 2014 and through Stewart’s dismissal, there were no disagreements with Stewart on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which, if not resolved to Stewart’s satisfaction, would have caused Stewart to make reference to the matter in its report on the Registrant’s financial statements.

In connection with our audited financial statements through Stewart’s dismissal, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

We have not had any disagreements with our auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2015, the Registrant amended its articles of incorporation to change its name to It’s Burger Time Restaurant Group, Inc. The name change was affected in accordance with the provisions of our organizational documents, the corporate laws of the State of Nevada and the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report:

Exhibit No.	Description
16.1	Letter from George Stewart, CPA to the Securities and Exchange Commission dated June 26, 2015.

99.1	Certificate of Amendment to the Articles of Incorporation as filed by the Secretary of State of the State of Nevada on June 23, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT’S BURGER TIME RESTAURANT GROUP, INC.

Dated: June 29, 2015	By:	/s/ Gary Copperud
	Name:	Gary Copperud
	Title:	President